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                                                                  EXHIBIT 10.17


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated February 25, 1997 is effective as of February 11, 1997 and is entered into among EOTT ENERGY OPERATING LIMITED PARTNERSHIP (the "Borrower"), EOTT ENERGY CANADA LIMITED PARTNERSHIP (the "Guarantor") and ENRON CORP. (the "Lender").

                                    RECITALS

         The Borrower and the Lender entered into a Credit Agreement dated as of January 3, 1996, as amended by the First Amendment to Credit Agreement dated February 19, 1996, as amended by the Second Amendment to Credit Agreement dated June 28, 1996 (the "Credit Agreement"), and as amended by the Third Amendment to the Credit Agreement dated December 19, 1996.

         The Credit Agreement is secured by the Security Agreements and guaranteed by the Subsidiary Guaranty (as defined in the Credit Agreement, collectively, the "Security Documents").

         The Borrower and the Lender desire to amend the Credit Agreement by making the modifications set forth below.

         Terms which are defined in the Credit Agreement shall have the same meanings when used in this Amendment unless otherwise defined in this Amendment.

                                   AGREEMENT

         For and in consideration of the mutual benefits to be derived by the Borrower, the Lender, and the Guarantor from this Amendment and other good and valuable consideration, the Borrower and Lender agree as follows:

         1. As of the date of this Amendment, Section 1.01 of the Credit Agreement shall be amended as follows:

               a. In the definition of "Facility Maturity Date", the maturity date shall be deleted and replaced with "March 31, 1998."

               b. In Section 2.01 of the Credit Agreement, the amount of "$24,228,016" shall be deleted and replaced with "$39,300,00.00."

         2. The Borrower represents and warrants to the Lender that as of the date of this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the Borrower and Lender entering into of this Amendment.

         3. As used in the Credit Agreement and the Security Documents and all instruments and documents executed in connection with the Credit Agreement and the Security Documents, the term "Credit Agreement" on and subsequent to the date of this Amendment shall mean the Credit Agreement as amended by this Amendment. Except as otherwise expressly amended hereby, the provisions of the Security Documents shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment. Each of the Guarantor and the Borrower hereby ratifies and affirms its obligations and continued liability under the Security Documents.

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         4.    The amendments set forth above shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other terms or conditions of the Credit Agreement or any of the instruments or documents referred to in the Credit Agreement or (ii) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or documents referred to in the Credit Agreement. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts and all such counterparts shall together constitute one of the same instrument.

         6. THIS AMENDMENT AND THE OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICT OF LAWS RULES THAT WOULD OTHERWISE APPLY.


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         EXECUTED as of the date first above written.

                                            EOTT ENERGY OPERATING LIMITED
                                            PARTNERSHIP

                                            By:    EOTT Energy Corp., its
                                                   General Partner

                                            By:    /s/ SUSAN RALPH
                                                   ---------------------------
                                                   Susan Ralph
                                                   Treasurer


                                            EOTT ENERGY CANADA LIMITED
                                            PARTNERSHIP

                                            By:    EOTT Canada Ltd., its Agent

                                            By:    /s/ SUSAN RALPH
                                                   ---------------------------
                                                   Susan Ralph
                                                   Treasurer


                                            ENRON CORP.

                                            By:    /s/ SUSAN HODGE
                                                   ---------------------------
                                                   Susan Hodge
                                                   Deputy Treasurer